UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2018

Item 1. Reports to Stockholders

Closed-end fund

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2018

The figures in the semiannual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Investments Dividend and Income Fund Inc. (“DDF” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a managed distribution policy (the “Plan”). Currently under the Plan, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of May 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	93.24%
Consumer Discretionary	4.63%
Consumer Staples	4.93%
Diversified REITs	0.95%
Energy	10.71%
Financials	12.48%
Healthcare	21.45%
Healthcare REITs	0.69%
Hotel REITs	1.35%
Industrial REIT	0.46%
Industrials	7.21%
Information Technology	10.24%
Information Technology REIT	0.50%
Mall REITs	0.41%
Manufactured Housing REIT	0.15%
Materials	2.61%
Multifamily REITs	4.60%
Office REITs	1.58%
Self-Storage REITs	0.77%
Shopping Center REITs	0.19%
Single Tenant REIT	0.35%
Telecommunication Services	4.88%
Utilities	2.10%

Convertible Preferred Stock	1.17%

Convertible Bonds	7.01%
Capital Goods	1.04%
Communications	0.55%
Consumer Cyclical	0.19%
Consumer Non-Cyclical	1.69%
Electric	0.06%
Energy	0.70%
Financials	0.77%
REITs	0.83%
Technology	1.18%

Security type / sector	Percentage of net assets
Corporate Bonds	38.79%
Automotive	0.52%
Banking	2.00%
Basic Industry	6.53%
Capital Goods	1.43%
Consumer Cyclical	2.64%
Consumer Non-Cyclical	1.17%
Energy	6.10%
Financials	0.66%
Healthcare	3.06%
Insurance	0.51%
Media	4.39%
Services	4.43%
Technology & Electronics	1.68%
Telecommunications	1.98%
Transportation	0.23%
Utilities	1.46%

Master Limited Partnership	0.79%

Preferred Stock	0.77%

Warrant	0.00%

Short-Term Investments	2.92%

Total Value of Securities	144.69%

Borrowing Under Line of Credit	(45.49%)

Receivables and Other Assets Net of Liabilities	0.80%

Total Net Assets	100.00%

(continues)	1

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Marathon Oil	2.86%
Quest Diagnostics	2.79%
ConocoPhillips	2.70%
Abbott Laboratories	2.69%
BB&T	2.66%
CA	2.65%
Merck & Co.	2.64%
Occidental Petroleum	2.61%
Cisco Systems	2.58%
Waste Management	2.58%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2018 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 93.24%
Consumer Discretionary – 4.63%
Dollar Tree †	22,100	$1,825,239
Lowe’s	23,600	2,242,236

		4,067,475

Consumer Staples – 4.93%
Archer-Daniels-Midland	49,100	2,146,652
Mondelez International	55,800	2,191,266

		4,337,918

Diversified REITs – 0.95%
Fibra Uno Administracion	88,100	121,341
Lexington Realty Trust	23,000	198,490
Sun Hung Kai Properties	21,000	337,803
Vornado Realty Trust	2,565	178,806

		836,440

Energy – 10.71%
ConocoPhillips	35,200	2,372,128
Halliburton	44,800	2,228,352
Marathon Oil	117,400	2,515,882
Occidental Petroleum	27,300	2,298,660

		9,415,022

Financials – 12.48%
Allstate	22,400	2,093,952
American International Group	40,700	2,148,553
Bank of New York Mellon	40,700	2,228,325
BB&T	44,600	2,341,500
Marsh & McLennan	26,900	2,161,953

		10,974,283

Healthcare – 21.45%
Abbott Laboratories	38,400	2,362,752
Brookdale Senior Living †	148,900	1,171,843
Cardinal Health	39,400	2,052,346
CVS Health	33,500	2,123,565
Express Scripts Holding †	29,400	2,228,814
Johnson & Johnson	16,500	1,973,730
Merck & Co.	39,000	2,321,670
Pfizer	60,689	2,180,556
Quest Diagnostics	23,000	2,450,190

		18,865,466

Healthcare REITs – 0.69%
Assura	269,626	202,811
HCP	9,800	234,906
Healthcare Realty Trust	3,800	103,512
Sabra Health Care REIT	3,000	62,190

		603,419

	Number of shares	Value (US $)
Common Stock (continued)
Hotel REITs – 1.35%
Hospitality Properties Trust	4,700	$136,065
MGM Growth Properties Class A	22,100	655,928
Summit Hotel Properties	25,600	391,424

		1,183,417

Industrial REIT – 0.46%
Terreno Realty	10,600	403,966

		403,966

Industrials – 7.21%
Northrop Grumman	6,100	1,996,225
Raytheon	9,900	2,074,050
Waste Management	27,400	2,266,254

		6,336,529

Information Technology – 10.24%
CA	65,186	2,329,748
Cisco Systems	53,200	2,272,172
Intel	40,500	2,235,600
Oracle	46,300	2,163,136

		9,000,656

Information Technology REIT – 0.50%
Crown Castle International	4,200	437,430

		437,430

Mall REITs – 0.41%
GGP	6	122
Simon Property Group	2,247	360,014

		360,136

Manufactured Housing REIT – 0.15%
Sun Communities	1,400	135,352

		135,352

Materials – 2.61%
DowDuPont	32,888	2,108,450
Tarkett	6,827	189,543

		2,297,993

Multifamily REITs – 4.60%
ADO Properties 144A #	9,989	523,730
American Homes 4 Rent	6,980	139,042
Equity Residential	34,357	2,198,504
Gecina	765	132,259
Grainger	51,940	210,818
Invitation Homes	12,200	268,522
Safety Income & Growth	23,600	452,648
Vonovia	2,481	116,936

		4,042,459

(continues)	3

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of shares	Value (US $)
Common Stock (continued)
Office REITs – 1.58%
alstria office REIT	15,891	$234,389
Brandywine Realty Trust	14,800	240,648
Easterly Government Properties	45,400	919,350

		1,394,387

Self-Storage REITs – 0.77%
CubeSmart	3,800	115,900
National Storage Affiliates Trust	20,100	565,212

		681,112

Shopping Center REITs – 0.19%
First Capital Realty	7,981	129,385
Retail Properties of America	3,000	36,780

		166,165

Single Tenant REIT – 0.35%
STORE Capital	11,500	308,200

		308,200

Telecommunication Services – 4.88%
AT&T	69,400	2,243,008
Century Communications =†	500,000	0
Verizon Communications	43,000	2,049,810

		4,292,818

Utilities – 2.10%
American Water Works	2,400	199,536
Edison International	26,500	1,647,240

		1,846,776

Total Common Stock (cost $61,190,556)		81,987,419

Convertible Preferred Stock – 1.17%
A Schulman 6.00% exercise price $52.33 y	199	206,418
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	2,953	176,007
Bank of America 7.25% exercise price $50.00 y	155	196,230
El Paso Energy Capital Trust I 4.25% exercise price $34.49, maturity date 3/31/28	5,250	250,031
Wells Fargo & Co. 7.50% exercise price $156.71 y	159	199,863

Total Convertible Preferred Stock (cost $877,880)		1,028,549

	Principal amount°	Value (US $)
Convertible Bonds – 7.01%
Capital Goods – 1.04%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	51,000	$66,404
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	152,000	151,348
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	133,000	166,866
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	184,000	228,874
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	326,000	301,922

		915,414

Communications – 0.55%
DISH Network
2.375% exercise price $82.22, maturity date 3/15/24	181,000	152,195
3.375% exercise price $65.18, maturity date 8/15/26	115,000	102,272
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	173,000	179,628
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	49,000	51,270

		485,365

Consumer Cyclical – 0.19%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	151,000	144,346
Live Nation Entertainment 144A 2.50% exercise price $68.02, maturity date 3/15/23 #	25,000	25,178

		169,524

Consumer Non-Cyclical – 1.69%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	262,000	262,512
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	69,000	81,392
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	183,000	178,226
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	131,000	188,730
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	161,000	152,800

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	56,000	$55,142
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	40,000	74,905
Team 144A 5.00% exercise price $21.70, maturity date 8/1/23 #	93,000	113,318
Vector Group
1.75% exercise price $22.35, maturity date 4/15/20 ●	262,000	276,493
2.50% exercise price $14.50, maturity date 1/15/19 ●	72,000	97,185

		1,480,703

Electric – 0.06%
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	51,000	52,319

		52,319

Energy – 0.70%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	259,000	207,148
Helix Energy Solutions Group
4.125% exercise price $9.47, maturity date 9/15/23	7,000	8,094
4.25% exercise price $13.89, maturity date 5/1/22	218,000	222,044
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	172,000	179,310

		616,596

Financials – 0.77%
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	200,000	203,873
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	61,000	67,770
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	154,000	188,650
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	212,000	217,286

		677,579

REITs – 0.83%
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	177,000	173,647

	Principal amount°	Value (US $)
Convertible Bonds (continued)
REITs (continued)
Blackstone Mortgage Trust 5.25% exercise price $27.36, maturity date 12/1/18	196,000	$223,749
Spirit Realty Capital 3.75% exercise price $12.91, maturity date 5/15/21	246,000	248,576
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	83,000	83,968

		729,940

Technology – 1.18%
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	126,000	148,867
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	127,000	125,672
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	147,000	161,656
PROS Holdings
2.00% exercise price $33.79, maturity date 12/1/19	37,000	43,598
144A 2.00% exercise price $48.63, maturity date 6/1/47 #	106,000	104,420
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #	174,000	160,602
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	302,000	292,304

		1,037,119

Total Convertible Bonds (cost $5,890,278)		6,164,559

Corporate Bonds – 38.79%
Automotive – 0.52%
American Axle & Manufacturing 6.25% 3/15/26	185,000	179,487
American Tire Distributors 144A 10.25% 3/1/22 #	46,000	22,770
Goodyear Tire & Rubber 4.875% 3/15/27	275,000	255,750

		458,007

Banking – 2.00%
Ally Financial 5.75% 11/20/25	305,000	312,091
Credit Suisse Group 144A 6.25% #µy	200,000	198,950
Lloyds Banking Group 7.50% µy	330,000	346,088
Popular 7.00% 7/1/19	255,000	261,375
Royal Bank of Scotland Group 8.625% µy	400,000	433,880

(continues)	5

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
UBS Group Funding Switzerland 6.875% µy	200,000	$203,378

		1,755,762

Basic Industry – 6.53%
BMC East 144A 5.50% 10/1/24 #	125,000	121,406
Boise Cascade 144A 5.625% 9/1/24 #	400,000	403,500
Builders FirstSource 144A 5.625% 9/1/24 #	170,000	167,618
Chemours 5.375% 5/15/27	190,000	186,200
FMG Resources August 2006
144A 4.75% 5/15/22 #	105,000	103,425
144A 5.125% 5/15/24 #	180,000	177,300
Freeport-McMoRan
4.55% 11/14/24	170,000	165,750
6.875% 2/15/23	340,000	366,350
Hudbay Minerals
144A 7.25% 1/15/23 #	20,000	20,750
144A 7.625% 1/15/25 #	180,000	189,900
IAMGOLD 144A 7.00% 4/15/25 #	20,000	20,675
Jeld-Wen
144A 4.625% 12/15/25 #	35,000	33,163
144A 4.875% 12/15/27 #	220,000	205,150
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	110,000	121,550
Koppers 144A 6.00% 2/15/25 #	215,000	218,494
Kraton Polymers 144A 7.00% 4/15/25 #	150,000	155,250
Lennar
4.50% 4/30/24	195,000	189,637
4.75% 5/30/25	95,000	92,269
M/I Homes 5.625% 8/1/25	20,000	19,088
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	30,000	32,025
NOVA Chemicals
144A 5.00% 5/1/25 #	130,000	124,475
144A 5.25% 6/1/27 #	300,000	285,000
Novelis 144A 6.25% 8/15/24 #	335,000	340,059
Olin
5.00% 2/1/30	175,000	164,946
5.125% 9/15/27	195,000	190,125
Platform Specialty Products 144A 5.875% 12/1/25 #	40,000	38,550
PulteGroup 5.00% 1/15/27	100,000	95,750
Standard Industries
144A 5.00% 2/15/27 #	370,000	348,494
144A 6.00% 10/15/25 #	50,000	50,750
Steel Dynamics 5.00% 12/15/26	190,000	188,347

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Tronox 144A 6.50% 4/15/26 #	10,000	$9,888
Tronox Finance 144A 5.75% 10/1/25 #	225,000	218,813
US Concrete 6.375% 6/1/24	260,000	265,525
William Lyon Homes 144A 6.00% 9/1/23 #	20,000	20,075
Zekelman Industries 144A 9.875% 6/15/23 #	375,000	412,500

		5,742,797

Capital Goods – 1.43%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	240,000	235,800
BWAY Holding
144A 5.50% 4/15/24 #	310,000	306,900
144A 7.25% 4/15/25 #	105,000	103,362
Crown Americas 144A 4.75% 2/1/26 #	285,000	269,923
Flex Acquisition 144A 6.875% 1/15/25 #	115,000	111,550
Titan International 144A 6.50% 11/30/23 #	20,000	20,150
TransDigm 6.375% 6/15/26	170,000	171,275
Trident Merger Sub 144A 6.625% 11/1/25 #	40,000	39,500

		1,258,460

Consumer Cyclical – 2.64%
AMC Entertainment Holdings 6.125% 5/15/27	225,000	218,137
Boyd Gaming 6.375% 4/1/26	440,000	452,100
GLP Capital 5.375% 4/15/26	155,000	154,225
Golden Nugget 144A 8.75% 10/1/25 #	40,000	41,800
Hilton Worldwide Finance 4.875% 4/1/27	375,000	360,000
KFC Holding 144A 5.25% 6/1/26 #	325,000	318,500
MGM Resorts International 4.625% 9/1/26	200,000	186,000
Penn National Gaming 144A 5.625% 1/15/27 #	215,000	205,863
Penske Automotive Group 5.50% 5/15/26	390,000	385,125

		2,321,750

Consumer Non-Cyclical – 1.17%
Charles River Laboratories International 144A 5.50% 4/1/26 #	40,000	40,250
Cott Holdings 144A 5.50% 4/1/25 #	260,000	256,750
Dean Foods 144A 6.50% 3/15/23 #	20,000	19,650

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
JBS USA
144A 5.75% 6/15/25 #	215,000	$201,563
144A 6.75% 2/15/28 #	20,000	18,925
Pilgrim’s Pride 144A 5.75% 3/15/25 #	20,000	19,350
Post Holdings
144A 5.00% 8/15/26 #	100,000	94,000
144A 5.625% 1/15/28 #	180,000	170,325
Tempur Sealy International 5.50% 6/15/26	210,000	203,175

		1,023,988

Energy – 6.10%
Alta Mesa Holdings 7.875% 12/15/24	220,000	232,650
AmeriGas Partners
5.625% 5/20/24	10,000	9,950
5.875% 8/20/26	240,000	234,600
Antero Resources 5.625% 6/1/23	117,000	119,340
Cheniere Corpus Christi Holdings
5.125% 6/30/27	40,000	39,900
5.875% 3/31/25	80,000	83,800
7.00% 6/30/24	100,000	110,750
Cheniere Energy Partners 144A 5.25% 10/1/25 #	30,000	29,250
Chesapeake Energy
144A 8.00% 12/15/22 #	44,000	46,695
8.00% 1/15/25	100,000	99,625
Crestwood Midstream Partners 5.75% 4/1/25	210,000	208,163
Diamond Offshore Drilling 7.875% 8/15/25	30,000	31,087
Diamondback Energy 4.75% 11/1/24	190,000	184,063
Energy Transfer Equity 5.50% 6/1/27	115,000	116,869
Ensco 7.75% 2/1/26	30,000	28,687
Genesis Energy
6.50% 10/1/25	40,000	38,700
6.75% 8/1/22	294,000	299,880
Gulfport Energy
6.375% 5/15/25	10,000	9,637
6.375% 1/15/26	145,000	138,837
6.625% 5/1/23	200,000	202,000
Hilcorp Energy I 144A 5.00% 12/1/24 #	97,000	95,060
Laredo Petroleum 6.25% 3/15/23	235,000	235,000
Murphy Oil 5.75% 8/15/25	10,000	10,000

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Murphy Oil 6.875% 8/15/24	500,000	$531,250
Murphy Oil USA 5.625% 5/1/27	415,000	411,888
Newfield Exploration 5.375% 1/1/26	275,000	284,281
NuStar Logistics 5.625% 4/28/27	160,000	153,000
Precision Drilling 144A 7.125% 1/15/26 #	40,000	40,900
QEP Resources 5.625% 3/1/26	285,000	273,244
Southwestern Energy
4.10% 3/15/22	100,000	97,500
6.70% 1/23/25	270,000	267,300
7.75% 10/1/27	50,000	52,500
Summit Midstream Holdings 5.75% 4/15/25	10,000	9,575
Targa Resources Partners
5.375% 2/1/27	300,000	291,750
144A 5.875% 4/15/26 #	20,000	20,119
Transocean 144A 9.00% 7/15/23 #	200,000	216,250
Transocean Proteus 144A 6.25% 12/1/24 #	81,000	82,519
Whiting Petroleum 144A 6.625% 1/15/26 #	30,000	30,750

		5,367,369

Financials – 0.66%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	200,000	210,000
E*TRADE Financial 5.875% µy	180,000	182,925
Vantiv 144A 4.375% 11/15/25 #	200,000	189,750

		582,675

Healthcare – 3.06%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	280,000	265,300
Community Health Systems 6.25% 3/31/23	40,000	37,500
DaVita 5.00% 5/1/25	180,000	171,054
Encompass Health
5.75% 11/1/24	295,000	300,531
5.75% 9/15/25	120,000	123,000
HCA
5.375% 2/1/25	405,000	398,925
5.875% 2/15/26	120,000	121,051
7.58% 9/15/25	80,000	87,200
Hill-Rom Holdings
144A 5.00% 2/15/25 #	180,000	176,400
144A 5.75% 9/1/23 #	110,000	113,300
Hologic 144A 4.625% 2/1/28 #	160,000	151,200

(continues)	7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	192,000	$199,680
Polaris Intermediate 144A PIK 8.50% 12/1/22 #	10,000	10,363
Service Corp International 4.625% 12/15/27	159,000	152,006
Surgery Center Holdings
144A 6.75% 7/1/25 #	20,000	18,750
144A 8.875% 4/15/21 #	30,000	30,900
Tenet Healthcare
144A 5.125% 5/1/25 #	175,000	170,406
8.125% 4/1/22	155,000	162,558

		2,690,124

Insurance – 0.51%
Acrisure 144A 7.00% 11/15/25 #	20,000	18,700
AssuredPartners 144A 7.00% 8/15/25 #	40,000	39,200
HUB International 144A 7.00% 5/1/26 #	50,000	50,143
NFP 144A 6.875% 7/15/25 #	40,000	39,700
USIS Merger Sub 144A 6.875% 5/1/25 #	295,000	297,950

		445,693

Media – 4.39%
Altice France 144A 7.375% 5/1/26 #	200,000	195,750
AMC Networks 4.75% 8/1/25	200,000	188,500
CCO Holdings
144A 5.125% 5/1/27 #	120,000	112,650
144A 5.50% 5/1/26 #	30,000	29,034
144A 5.75% 2/15/26 #	160,000	157,152
144A 5.875% 5/1/27 #	250,000	246,406
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	200,000	208,000
Gray Television 144A 5.875% 7/15/26 #	290,000	274,775
Lamar Media 5.75% 2/1/26	167,000	169,714
Nexstar Broadcasting 144A 5.625% 8/1/24 #	385,000	377,550
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	385,000	372,488
Radiate Holdco 144A 6.625% 2/15/25 #	20,000	18,400
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	182,325
Sirius XM Radio 144A 5.00% 8/1/27 #	395,000	377,280
144A 5.375% 4/15/25 #	205,000	203,206
Tribune Media 5.875% 7/15/22	170,000	172,763

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
UPC Holding 144A 5.50% 1/15/28 #	200,000	$183,500
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	188,250
VTR Finance 144A 6.875% 1/15/24 #	200,000	204,480

		3,862,223

Services – 4.43%
Advanced Disposal Services 144A 5.625% 11/15/24 #	215,000	215,537
Aramark Services 144A 5.00% 2/1/28 #	65,000	62,725
Ashtead Capital 144A 4.375% 8/15/27 #	330,000	306,075
Avis Budget Car Rental 144A 6.375% 4/1/24 #	135,000	132,975
Covanta Holding 5.875% 7/1/25	210,000	202,975
ESH Hospitality 144A 5.25% 5/1/25 #	290,000	279,299
GEO Group
5.875% 1/15/22	500,000	510,625
5.875% 10/15/24	65,000	64,517
6.00% 4/15/26	150,000	147,375
Herc Rentals 144A 7.75% 6/1/24 #	206,000	221,965
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	215,000	205,325
KAR Auction Services 144A 5.125% 6/1/25 #	95,000	90,487
Prime Security Services Borrower 144A 9.25% 5/15/23 #	411,000	436,564
Scientific Games International 10.00% 12/1/22	370,000	398,216
Staples 144A 8.50% 9/15/25 #	10,000	9,395
TMS International 144A 7.25%
8/15/25 #	10,000	10,375
United Rentals North America
5.50% 5/15/27	585,000	580,613
5.875% 9/15/26	20,000	20,525

		3,895,568

Technology & Electronics – 1.68%
CDK Global 5.00% 10/15/24	175,000	179,035
CDW Finance 5.00% 9/1/25	95,000	94,316
CommScope Technologies
144A 5.00% 3/15/27 #	235,000	220,313
144A 6.00% 6/15/25 #	125,000	125,937
First Data 144A 5.75% 1/15/24 #	185,000	186,387
Infor US 6.50% 5/15/22	185,000	188,931
RP Crown Parent 144A 7.375% 10/15/24 #	20,000	20,650

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	$209,250
Solera 144A 10.50% 3/1/24 #	140,000	156,058
Symantec 144A 5.00% 4/15/25 #	95,000	92,070

		1,472,947

Telecommunications – 1.98%
CenturyLink 6.75% 12/1/23	190,000	191,187
CyrusOne 5.375% 3/15/27	170,000	171,700
Level 3 Financing 5.375% 5/1/25	220,000	213,400
Sprint
7.125% 6/15/24	190,000	191,900
7.625% 3/1/26	10,000	10,300
7.875% 9/15/23	103,000	108,356
Sprint Communications 7.00% 8/15/20	136,000	141,120
T-Mobile USA
6.375% 3/1/25	85,000	89,029
6.50% 1/15/26	220,000	230,175
Zayo Group
144A 5.75% 1/15/27 #	75,000	72,750
6.375% 5/15/25	315,000	320,513

		1,740,430

Transportation – 0.23%
XPO Logistics 144A 6.125% 9/1/23 #	201,000	206,216

		206,216

Utilities – 1.46%
AES
5.50% 4/15/25	160,000	162,400
6.00% 5/15/26	25,000	25,906
Calpine
144A 5.25% 6/1/26 #	265,000	251,419
5.50% 2/1/24	100,000	91,375
5.75% 1/15/25	160,000	146,000
144A 5.875% 1/15/24 #	20,000	20,000
Emera 6.75% 6/15/76 µ	180,000	191,466
Enel 144A 8.75% 9/24/73 #µ	200,000	226,750
Vistra Energy 144A 8.00% 1/15/25 #	158,000	171,825

		1,287,141

Total Corporate Bonds (cost $34,636,889)		34,111,150

	Number of shares	Value (US $)
Master Limited Partnership – 0.79%
Ares Management	12,800	$283,520
Brookfield Infrastructure Partners	10,700	407,670

Total Master Limited Partnership (cost $346,500)		691,190

Preferred Stock – 0.77%

Bank of America 6.50% µy	220,000	233,750
Colony NorthStar 8.50% y	8,300	208,662
DDR 6.50% y	2,500	57,875
GMAC Capital Trust I 8.128% (LIBOR03M + 5.785%) 2/15/40 ●	2,000	52,220
Washington Prime Group 6.875% y	5,800	121,278

Total Preferred Stock (cost $625,732)		673,785

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $44, expiration date 4/29/19 †	7,617	164

Total Warrant (cost $63)		164

	Principal amount°

Short-Term Investments – 2.92%

Discount Note – 0.56%≠
Federal Home Loan Bank 1.476% 6/1/18	496,305	496,305

		496,305

Repurchase Agreements – 2.36%
Bank of America Merrill Lynch 1.70%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $282,446 (collateralized by US government obligations 0.00%–0.875% 4/15/19–11/15/45; market value $288,082)	282,433	282,433

(continues)	9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 1.65%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $847,338 (collateralized by US government obligations 0.00%–3.625% 7/19/18–5/15/47; market value $864,245)	847,299	$847,299
BNP Paribas 1.75%, dated 5/31/18, to be repurchased on 6/1/18, repurchase price $941,031 (collateralized by US government obligations 0.00%–3.625% 10/31/18–2/15/46; market value $959,805)	940,985	940,985

		2,070,717

Total Short-Term Investments (cost $2,567,022)		2,567,022

Total Value of Securities – 144.69% (cost $106,134,920)		$127,223,838

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2018, the aggregate value of Rule 144A securities was $17,970,814, which represents 20.44% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2018. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2018 (Unaudited)

Assets:
Investments, at value[1]	$127,223,838
Foreign currencies, at value[2]	201,127
Cash	13,786
Dividends and interest receivable	780,395
Receivable for securities sold	42,678
Foreign tax reclaims receivable	6,987
Other assets[3]	65,058

Total assets	128,333,869

Liabilities:
Borrowing under line of credit	40,000,000
Contingent Liabilities[3]	216,859
Investment management fees payable to affiliates	59,944
Audit and tax fees payable	56,941
Other accrued expenses	36,450
Payable for securities purchased	18,672
Interest expense payable on line of credit	14,722
Legal fees payable to affiliates	1,270
Accounting and administration expenses payable to affiliates	751
Directors’ fees and expenses payable to affiliates	512
Reports and statements to shareholders expenses payable to affiliates	65

Total liabilities	40,406,186

Total Net Assets	$87,927,683

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$65,099,493
Distributions in excess of net investment income	(1,760,298)
Accumulated net realized gain on investments	3,505,436
Net unrealized appreciation of investments	21,088,918
Net unrealized depreciation of foreign currencies	(5,866)

Total Net Assets	$87,927,683

Net Asset Value

Common Shares
Net assets	$87,927,683
Shares of beneficial interest outstanding	7,688,159
Net asset value per share	$11.44

[1] Investments, at cost	$106,134,920
[2] Foreign currencies, at cost	207,118
[3] See Note 11 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2018 (Unaudited)

Investment Income:
Interest	$1,155,375
Dividends	1,044,667
Foreign tax withheld	(2,553)

2,197,489

Expenses:
Interest expense	497,111
Management fees	357,589
Reports and statements to shareholders expenses	40,308
Dividend disbursing and transfer agent fees and expenses	37,948
Accounting and administration expenses	26,090
Legal fees	23,537
Audit and tax fees	21,044
Custodian fees	2,045
Directors’ fees and expenses	2,042
Registration fees	290
Other expenses	23,411

1,031,415
Less expenses paid indirectly	(72)

Total operating expenses	1,031,343

Net Investment Income	1,166,146

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,964,107
Foreign currencies	(1,629)
Foreign currency exchange contracts	1,215

Net realized gain	3,963,693

Net change in unrealized appreciation (depreciation) of:
Investments	(4,650,495)
Foreign currencies	(5,427)

Net change in unrealized appreciation (depreciation)	(4,655,922)

Net Realized and Unrealized Loss	(692,229)

Net Increase in Net Assets Resulting from Operations	$473,917

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Six months ended 5/31/18 (Unaudited)	Year ended 11/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,166,146	$2,685,667
Net realized gain	3,963,693	3,873,819
Net change in unrealized appreciation (depreciation)	(4,655,922)	6,043,995

Net increase in net assets resulting from operations	473,917	12,603,481

Dividends and Distributions to Shareholders from:
Net investment income	(2,879,215)	(3,803,615)
Net realized gain	(2,583,221)	—

	(5,462,436)	(3,803,615)

Capital Share Transactions:
Cost of shares repurchased[1]	—	(4,548,154)

Decrease in net assets derived from capital share transactions	—	(4,548,154)

Net Increase (Decrease) in Net Assets	(4,988,519)	4,251,712
Net Assets:
Beginning of period	92,916,202	88,664,490

End of period	$87,927,683	$92,916,202

Distributions in excess of net investment income	$(1,760,298)	$(47,229)

1 See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2018 (Unaudited)

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$473,917

Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(27,024)
Proceeds from disposition of investment securities	22,448,233
Purchase of investment securities	(21,976,278)
(Purchase) Proceeds from disposition of short-term investment securities, net	3,778,216
Net realized (gain) loss on investments	(3,946,262)
Net change in unrealized (appreciation) depreciation of investments	4,668,640
Net change in unrealized (appreciation) depreciation of foreign currencies	5,427
(Increase) Decrease in receivable for securities sold	601,543
(Increase) Decrease in dividends and interest receivable	(4,068)
Adjustments for dividend income return of capital	2,765
(Increase) Decrease in foreign tax reclaims receivable	(317)
Increase (Decrease) in payable for securities purchased	(494,952)
Increase (Decrease) in Directors’ fees and expenses payable to affiliates	(108)
Increase (Decrease) in accounting and administration expenses payable to affiliates	12
Increase (Decrease) in investment management fees payable to affiliates	715
Increase (Decrease) in reports and statements to shareholders expenses payable to affiliates	(5)
Increase (Decrease) in audit and tax fees payable	15,159
Increase (Decrease) in legal fees payable to affiliates	685
Increase (Decrease) in other accrued expenses	(67,450)
Increase (Decrease) in interest expense payable on line of credit	3,000

Total adjustments	5,007,931

Net cash provided by (used for) operating activities	5,481,848

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to shareholders	(5,462,436)

Net cash provided by (used for) financing activities	(5,462,436)

Effect of exchange rates on cash	(5,427)

Net increase (decrease) in cash	13,985
Cash at beginning of period*	200,928

Cash at end of period*	$214,913

Cash paid for interest expense on line of credit	$494,111

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/18[1]	Year ended
	(Unaudited)	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Net asset value, beginning of period	$12.09	$10.96	$10.20	$11.14	$10.37	$8.66

Income (loss) from investment operations:
Net investment income[2]	0.15	0.34	0.38	0.44	0.44	0.44
Net realized and unrealized gain (loss)	(0.09)	1.27	0.97	(0.75)	0.96	1.90

Total from investment operations	0.06	1.61	1.35	(0.31)	1.40	2.34

Less dividends and distributions from:
Net investment income	(0.37)	(0.48)	(0.59)	(0.63)	(0.63)	(0.63)
Net realized gain	(0.34)	—	—	—	—	—

Total dividends and distributions	(0.71)	(0.48)	(0.59)	(0.63)	(0.63)	(0.63)

Net asset value, end of period	$11.44	$12.09	$10.96	$10.20	$11.14	$10.37

Market value, end of period	$11.09	$10.85	$9.70	$9.00	$10.05	$9.41

Total return based on3:
Net asset value	0.97%	15.49%	14.50%	(2.26% )	14.51%	28.51%
Market value	9.06%	17.11%	14.85%	(4.41% )	13.85%	27.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,928	$92,916	$88,664	$86,919	$99,889	$97,875
Ratio of expenses to average net assets[4,5,6,7]	2.29%	2.09%	1.95%	1.71%	1.55%	1.43%
Ratio of net investment income to average net assets[8]	2.59%	2.94%	3.68%	4.03%	4.06%	4.51%
Portfolio turnover	17%	36%	47%	43%	48%	45%

Leverage analysis:
Debt outstanding at end of period at par
(000 omitted)	$40,000	$40,000	$40,000	$38,000	$40,000	$28,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,198	$3,323	$3,217	$3,287	$3,497	$4,468

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018, and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.76%, 0.58%, 0.41%, 0.32%, 0.26%, and 0.26%, respectively.

[5]

The ratio of interest expense to average net assets for the six months ended May 31, 2018, and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 1.10%, 0.84%, 0.59%, 0.45%, 0.35%, and 0.34%, respectively.

[6]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018, and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.82%, 0.87%, 0.95%, 0.89%, 0.90%, and 0.84%, respectively.

[7]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the six months ended May 31, 2018 are reflected on the “Statement of operations.”
[8]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2018, and the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 1.79%, 2.05%, 2.56%, 2.85%, 3.05%, and 3.44%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2018 (Unaudited)

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2018, the Fund did not incur any interest or tax penalties.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on May 31, 2018, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the six months ended May 31, 2018. Delaware Management Company (DMC),a series of Macquarie Investment Management Business Trust and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

(continues)	17

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the six months ended May 31, 2018, the Fund earned $72 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2018, the Fund was charged $4,454 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the six months ended May 31, 2018, the Fund was charged $9,905 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under Legal fees.”

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

Cross trades for the six months ended May 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended May 31, 2018, the Fund engaged in securities purchases of $3,265,727.

3. Investments

For the six months ended May 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$21,976,278
Sales	22,448,233

At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$106,176,700

Aggregate unrealized appreciation of investments	$23,350,188
Aggregate unrealized depreciation of investments	(2,303,050)

Net unrealized appreciation of investments	$21,047,138

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open- end investment companies, futures contracts, exchange- traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	19

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2018:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$81,987,419	$—	$—	$81,987,419
Convertible Preferred Stock[1]	396,093	632,456	—	1,028,549
Corporate Debt	—	40,275,709	—	40,275,709
Master Limited Partnership	691,190	—	—	691,190
Preferred Stock[1]	440,035	233,750	—	673,785
Short-Term Investments	—	2,567,022	—	2,567,022
Warrant	—	164	—	164

Total Value of Securities	$83,514,737	$43,709,101	$—	$127,223,838

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table. 1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	38.51%	61.49%	100.00%
Preferred Stock	65.31%	34.69%	100.00%

During the six months ended May 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period on Dec. 1, 2017.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the six months ended May 31, 2018 and the year ended Nov. 30, 2017.

On May 18, 2017, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 30, 2017, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2017, and expired on June 29, 2017. In connection with the tender offer, the Fund purchased 404,640 shares of capital stock at a total cost of $4,548,154. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 19.48%) in accordance with the terms of the tender offer.

The Fund’s Board authorized management to implement a new open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The new share repurchase program commenced on Aug. 1, 2017 and has no stated expiration date.

The Fund did not repurchase shares under any share repurchase program during the six months ended May 31, 2018 and the year ended Nov. 30, 2017.

Please see Other Fund Information (Unaudited) for additional information on the share repurchase program.

5. Line of Credit

For the six months ended May 31, 2018, the Fund borrowed all of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 15, 2018. Effective June 15, 2018, the Fund entered into Amendment No. 3 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 14, 2019. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2018, the par value of loans outstanding was $40,000,000, at a variable interest rate of 2.65%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2018, the average daily balance of loans outstanding was $40,000,000, at a weighted average interest rate of approximately 2.46%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 3 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2018, the Fund entered foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

During the six months ended May 31, 2018, the Fund experienced net realized losses attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

(continues)	21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

6. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2018:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$5,239	$2,443

7. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close- out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of May 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$282,433	$(282,433)	$—	$(282,433)	$—
Bank of Montreal	847,299	(847,299)	—	(847,299)	—
BNP Paribas	940,985	(940,985)	—	(940,985)	—

Total	$2,070,717	$(2,070,717)	$—	$(2,070,717)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2018,the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

(continues)	23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

9. Credit and Market Risk (continued)

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $216,859 and an asset of $65,058 based on the expected recoveries to unsecured creditors as of May 31, 2018 that resulted in a decrease in the Fund’s NAV to reflect this potential recovery.

12. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FABS) issued an Accounting Standards Update (ASU), ASU 2017- 08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

On Nov. 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Fund, the effective date of this update is for periods beginning after Dec. 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2018 that would require recognition or disclosure in the Fund’s financial statements.

25

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income — Macquarie Investment Management

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM). Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM) in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Vice President, Global Head of Credit Research

Craig C. Dembek is global head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

(continues)	27

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Macquarie Investment Management (MIM) Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM) in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

(continues)	29

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Dividend reinvestment plan (continued)

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233- 5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2018
Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total Per Common Share
$0.1464	$0.0306	$0.4967	$0.0368	$0.7105
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2018
Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total Per Common Share
20.60%	4.31%	69.91%	5.18%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Board consideration of sub-advisory agreements for Delaware Investments Dividend and Income Fund, Inc. at a meeting held November 15-16, 2017

At a meeting held on Nov. 15-16, 2017, the Board of Directors of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”), including a majority of non-interested or independent Directors (the “Independent Directors”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) for the Fund. MIMEL and MIMGL may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL and MIMGL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL and MIMGL; information concerning MIMEL’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Directors received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Directors in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Directors may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMEL and MIMGL each would provide as a sub-advisor to the Fund. The Directors considered the investment process to be employed by MIMEL and MIMGL in connection with DMC’s collaboration with MIMEL and MIMGL in managing the Fund, and the qualifications and experience of MIMEL and MIMGL’s fixed income teams with regard to implementing the Fund’s investment mandate. The Board considered MIMEL and MIMGL’s organization, personnel, and operations. The Directors also considered Management’s review and recommendation process with respect to MIMEL and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMEL and MIMGL to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMEL and MIMGL, as well as MIMEL and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is more like a collaborative effort between the advisor and sub-advisors and a cross-pollination of investment ideas. Moreover, the Board noted the advisor’s and sub-advisors’ stated intention that the former retain the decision-making authority with respect to purchases and sales of securities in the sub-advised Fund.

Sub-advisory fees. The Board considered that DMC would not pay MIMEL and MIMGL fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMEL and MIMGL would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its fixed income investment strategies.

Board consideration of sub-advisory agreements for Delaware Investments Dividend and Income Fund, Inc. at a meeting held May 16-17, 2018

At a meeting held on May 16-17, 2018, the Board of Directors of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”), including a majority of non-interested or independent Directors (the “Independent Directors”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or Management”) and each of Macquarie Investment Management Global Limited (“ MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) for the Fund. MIMGL and MFMHK may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHK, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHK, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHK; information concerning MIMGL’s and MFMHK’s organizational structure and the

(continues)	31

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Board consideration of sub-advisory agreements for Delaware Investments Dividend and Income Fund, Inc. at a meeting held May 16-17, 2018 (continued)

experience of their key investment management personnel; copies of MIMGL’s and MFMHK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHK; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Directors received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Directors in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Directors may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHK each would provide as a sub-advisor to the Fund. The Directors considered the investment process to be employed by MIMGL and MFMHK in connection with DMC’s collaboration with MIMGL and MFMHK in managing the Fund, and the qualifications and experience of MIMGL and MFMHK’s equity teams with regard to implementing the Fund’s investment mandate. The Board considered MIMGL and MFMHK’s organization, personnel, and operations. The Directors also considered Management’s review and recommendation process with respect to MIMGL and MFMHK, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHK to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHK, as well as MIMGL and MFMHK’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHK.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHK fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHK would provide trade execution support, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

About the organization

This semiannual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a new share repurchase program in 2017 that authorizes the Fund to purchase up to 10% of its outstanding shares.

Board of Directors

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J. P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans†

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

†Audit committee member

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (1/1/2018 - 1/31/2018)	0	-	0	7,688,158.1587
Month #2 (2/1/2018 - 2/28/2018)	0	-	0	7,688,158.1587
Month #3 (3/1/2018 - 3/31/2018)	0	-	0	7,688,158.1587
Month #4 (4/1/2018 - 4/30/2018)	0	-	0	7,688,158.1587
Month #5 (5/1/2018 - 5/31/2018)	0	-	0	7,688,158.1587
Month #6 (6/1/2018 - 6/30/2018)	0	-	0	7,688,158.1587
Total	0	-	0	7,688,158.1587

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 0 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics
Not applicable.
(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.
(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.
Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.
(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 3, 2018